                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)                                 FUND
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME TRUST II
 SERIES)                                INVESCO MANAGEMENT TRUST
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MUNICIPAL INCOME
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   OPPORTUNITIES TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL OPPORTUNITY TRUST
 INVESTMENT FUNDS)                      INVESCO MUNICIPAL TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO PENNSYLVANIA VALUE MUNICIPAL
 (INVESCO INVESTMENT SECURITIES FUNDS)  INCOME TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO QUALITY MUNICIPAL INCOME TRUST
 FUNDS)                                 INVESCO SECURITIES TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SENIOR INCOME TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SENIOR LOAN FUND
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 TREASURER'S SERIES TRUST)              MUNICIPALS
 AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
 TRUST II
 INVESCO BOND FUND

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES
TRUST)                               WAIVER DESCRIPTION            EFFECTIVE DATE  EXPIRATION DATE
--------------------------  -------------------------------------  --------------  ---------------
 Invesco Strategic Real      Invesco will waive advisory fees in    4/30/2014        06/30/2016
 Return Fund                an amount equal to the advisory fees
                               earned on underlying affiliated
                                         investments
AIM INVESTMENT FUNDS
(INVESCO INVESTMENT FUNDS            WAIVER DESCRIPTION            EFFECTIVE DATE  EXPIRATION DATE
-------------------------   -------------------------------------  --------------  ---------------
 Invesco Global Targeted     Invesco will waive advisory fees in    12/17/2013       06/30/2016
 Returns Fund               an amount equal to the advisory fees
                               earned on underlying affiliated
                                         investments

 Invesco Strategic           Invesco will waive advisory fees in     5/2/2014        06/30/2016
 Income Fund                an amount equal to the advisory fees
                               earned on underlying affiliated
                                         investments

 Invesco Unconstrained       Invesco will waive advisory fees in    10/14/2014       06/30/2016
 Bond Fund                  an amount equal to the advisory fees
                               earned on underlying affiliated
                                         investments
AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S
SERIES TRUST)                        WAIVER DESCRIPTION            EFFECTIVE DATE  EXPIRATION DATE
--------------------------  -------------------------------------  --------------  ---------------

 Premier Portfolio           Invesco will waive advisory fees in     2/1/2011        12/31/2015
                              the amount of 0.07% of the Fund's
                                  average daily net assets

 Premier U.S.                Invesco will waive advisory fees in     2/1/2011        12/31/2015
 Government Money             the amount of 0.07% of the Fund's
 Portfolio                        average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                     EFFECTIVE DATE   COMMITTED UNTIL
---------                                                    ----------------- ---------------
Invesco American Franchise Fund                              February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund                      February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                                    June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund                        February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                               February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                                     July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund                         July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                               February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund                       July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund                    February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                                   February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund                             February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund                            April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                    EFFECTIVE DATE COMMITTED UNTIL
---------                                                    -------------- ---------------
Invesco Charter Fund                                          July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                             July 1, 2007   June 30, 2016
Invesco Summit Fund                                           July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                         EFFECTIVE DATE COMMITTED UNTIL
----                                                         -------------- ---------------
Invesco European Small Company Fund                           July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                               July 1, 2007   June 30, 2016
Invesco International Small Company Fund                      July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                                 July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco Alternative Strategies Fund              February 12, 2010  June 30, 2016
Invesco Convertible Securities Fund              February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                   July 1, 2007     June 30, 2016
Invesco Multi-Asset Inflation Fund               October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                      July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                       February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Asia Pacific Growth Fund                    July 1, 2007   June 30, 2016
Invesco European Growth Fund                        July 1, 2007   June 30, 2016
Invesco Global Growth Fund                          July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund                  August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund          July 1, 2007   June 30, 2016
Invesco International Core Equity Fund              July 1, 2007   June 30, 2016
Invesco International Growth Fund                   July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund                  August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2016
Invesco China Fund                                   July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010     June 30, 2016
Invesco Endeavor Fund                                July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/           September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/           December 17, 2013   June 30, 2016
Invesco International Total Return Fund              July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2016
Invesco MLP Fund                                   August 29, 2014    June 30, 2016
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2016
Invesco Premium Income Fund                       December 13, 2011   June 30, 2016
Invesco Select Companies Fund                        July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                        May 2, 2014      June 30, 2016
Invesco Unconstrained Bond Fund                    October 14, 2014   June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Corporate Bond Fund                        February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2016
Invesco High Yield Fund                              July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund               July 1, 2007     June 30, 2016
Invesco Money Market Fund                            July 1, 2007     June 30, 2016
Invesco Real Estate Fund                             July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco American Value Fund                        February 12, 2010  June 30, 2016
Invesco Comstock Fund                              February 12, 2010  June 30, 2016
Invesco Energy Fund                                  July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                         July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund                  July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                        February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                       February 12, 2010  June 30, 2016
Invesco Technology Fund                              July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                     February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund                   February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund                 July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco V.I. American Franchise Fund           February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund               February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/  December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                     February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                    July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund         February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund             July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund            February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund           February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund             July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund             July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund          July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund            February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                     July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund           July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund             July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund               February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                   July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund                February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund               July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                     July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund            July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                              ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Conservative Income Fund                    July 1, 2014   June 30, 2016

                               CLOSED-END FUNDS

FUND                                                    EFFECTIVE DATE COMMITTED UNTIL
----                                                    -------------- ---------------
Invesco Advantage Municipal Income Trust II              May 15, 2012   June 30, 2016
Invesco Bond Fund                                        May 15, 2012   June 30, 2016
Invesco California Value Municipal Income Trust          May 15, 2012   June 30, 2016
Invesco Dynamic Credit Opportunities Fund                May 15, 2012   June 30, 2016
Invesco Exchange Fund                                    May 15, 2012   June 30, 2016
Invesco High Income Trust II                             May 15, 2012   June 30, 2016
Invesco Municipal Income Opportunities Trust             June 1, 2010   June 30, 2016
Invesco Municipal Opportunity Trust                      May 15, 2012   June 30, 2016
Invesco Municipal Trust                                  May 15, 2012   June 30, 2016
Invesco Pennsylvania Value Municipal Income Trust        May 15, 2012   June 30, 2016
Invesco Quality Municipal Income Trust                   June 1, 2010   June 30, 2016
Invesco Senior Income Trust                              May 15, 2012   June 30, 2016
Invesco Senior Loan Fund                                 May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade Municipals            May 15, 2012   June 30, 2016
Invesco Trust for Investment Grade New York Municipals   May 15, 2012   June 30, 2016
Invesco Value Municipal Income Trust                     June 1, 2010   June 30, 2016

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO HIGH INCOME TRUST II
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President
                                                         as of December 3, 2014


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                     ------------ ----------  ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual    2.00%        July 1, 2013      June 30, 2015
   Class B Shares                        Contractual    2.75%        July 1, 2013      June 30, 2015
   Class C Shares                        Contractual    2.75%        July 1, 2013      June 30, 2015
   Class R Shares                        Contractual    2.25%        July 1, 2013      June 30, 2015
   Class R5 Shares                       Contractual    1.75%        July 1, 2013      June 30, 2015
   Class R6 Shares                       Contractual    1.75%        July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual    1.75%        July 1, 2013      June 30, 2015

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual    1.50%        July 1, 2012      June 30, 2015
   Class B Shares                        Contractual    2.00%        July 1, 2012      June 30, 2015
   Class C Shares                        Contractual    2.00%        July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual    1.25%        July 1, 2012      June 30, 2015

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual    0.84%      January 1, 2014   December 31, 2014
   Class B Shares                        Contractual    1.59%      January 1, 2014   December 31, 2014
   Class C Shares                        Contractual    1.59%      January 1, 2014   December 31, 2014
   Class R Shares                        Contractual    1.09%      January 1, 2014   December 31, 2014
   Class R5 Shares                       Contractual    0.59%      January 1, 2014   December 31, 2014
   Class R6 Shares                       Contractual    0.59%      January 1, 2014   December 31, 2014
   Class Y Shares                        Contractual    0.59%      January 1, 2014   December 31, 2014

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual    0.86%      January 1, 2015   December 31, 2015
   Class B Shares                        Contractual    1.61%      January 1, 2015   December 31, 2015
   Class C Shares                        Contractual    1.61%      January 1, 2015   December 31, 2015
   Class R Shares                        Contractual    1.11%      January 1, 2015   December 31, 2015
   Class R5 Shares                       Contractual    0.61%      January 1, 2015   December 31, 2015
   Class R6 Shares                       Contractual    0.61%      January 1, 2015   December 31, 2015
   Class Y Shares                        Contractual    0.61%      January 1, 2015   December 31, 2015

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual    2.00%        July 1, 2012      June 30, 2015
   Class B Shares                        Contractual    2.75%        July 1, 2012      June 30, 2015
   Class C Shares                        Contractual    2.75%        July 1, 2012      June 30, 2015
   Class R Shares                        Contractual    2.25%        July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual    1.75%     September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual    1.75%        July 1, 2012      June 30, 2015

Invesco Equity and Income Fund
   Class A Shares                        Contractual    1.50%        July 1, 2012      June 30, 2015
   Class B Shares                        Contractual    2.25%        July 1, 2012      June 30, 2015
   Class C Shares                        Contractual    2.25%        July 1, 2012      June 30, 2015
   Class R Shares                        Contractual    1.75%        July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual    1.25%        July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual    1.25%     September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual    1.25%        July 1, 2012      June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                        Contractual    1.50%       April 14, 2006     June 30, 2015
   Class C Shares                        Contractual    2.00%       April 14, 2006     June 30, 2015
   Class R Shares                        Contractual    1.75%       April 14, 2006     June 30, 2015
   Class R5 Shares                       Contractual    1.25%       April 14, 2006     June 30, 2015
   Class R6 Shares                       Contractual    1.25%     September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual    1.25%      October 3, 2008     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                           CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                       ------------ --------------------- ------------------ -----------------
Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual         2.00%             July 1, 2009      June 30, 2015
   Class B Shares                          Contractual         2.75%             July 1, 2009      June 30, 2015
   Class C Shares                          Contractual         2.75%             July 1, 2009      June 30, 2015
   Class R5 Shares                         Contractual         1.75%             July 1, 2009      June 30, 2015
   Class R6 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2015
   Class Y Shares                          Contractual         1.75%             July 1, 2009      June 30, 2015

Invesco Growth and Income Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2015
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2015
   Class R Shares                          Contractual         2.25%             July 1, 2012      June 30, 2015
   Class R5 Shares                         Contractual         1.75%             July 1, 2012      June 30, 2015
   Class R6 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2015
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2015

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2015
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2015
   Class R Shares                          Contractual         2.25%             July 1, 2012      June 30, 2015
   Class R5 Shares                         Contractual         1.75%             July 1, 2012      June 30, 2015
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2015
   Investor Class Shares                   Contractual         2.00%             July 1, 2012      June 30, 2015

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual         1.50%             July 1, 2012      June 30, 2015
   Class B Shares                          Contractual         2.25%             July 1, 2012      June 30, 2015
   Class C Shares                          Contractual         2.25%             July 1, 2012      June 30, 2015
   Class Y Shares                          Contractual         1.25%             July 1, 2012      June 30, 2015

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2015
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2015
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2015

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2015
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2015
   Class R5 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2015
   Class R6 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2015
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2015

Invesco Strategic Real Return Fund
   Class A Shares                          Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2015
   Class C Shares                          Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class R Shares                          Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2015
   Class R5 Shares                         Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class R6 Shares                         Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
   Class Y Shares                          Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                               ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                  Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                  Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                  Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                 Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                 Contractual     1.75%   September 24, 2012 June 30, 2015
   Class S Shares                  Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                  Contractual     1.75%      July 1, 2009    June 30, 2015

Invesco Diversified Dividend Fund
   Class A Shares                  Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                  Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                  Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                  Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                 Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                 Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                  Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares           Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco Summit Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                  Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                  Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                  Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                 Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                  Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                  Contractual     1.75%      July 1, 2009    June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                           ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares              Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares              Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares              Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares              Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares             Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares             Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares              Contractual     1.75%      July 1, 2009    June 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ ----------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual     0.52%    October 14, 2014  October 31, 2016
   Class C Shares                           Contractual     1.27%    October 14, 2014  October 31, 2016
   Class R Shares                           Contractual     0.77%    October 14, 2014  October 31, 2016
   Class R5 Shares                          Contractual     0.27%    October 14, 2014  October 31, 2016
   Class R6 Shares                          Contractual     0.27%    October 14, 2014  October 31, 2016
   Class Y Shares                           Contractual     0.27%    October 14, 2014  October 31, 2016

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                          Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                           Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                           Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                          Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                           Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                          Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                          Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                          Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                           Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                          Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                           Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                           Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                          Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                           Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                          Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                          Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                          Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                           Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009   April 30, 2016
   Class AX Shares                          Contractual     0.25%   February 12, 2010   April 30, 2016
   Class B Shares                           Contractual     1.00%    November 4, 2009   April 30, 2016
   Class C Shares                           Contractual     1.00%    November 4, 2009   April 30, 2016
   Class CX Shares                          Contractual     1.00%   February 12, 2010   April 30, 2016
   Class R Shares                           Contractual     0.50%    November 4, 2009   April 30, 2016
   Class R5 Shares                          Contractual     0.00%    November 4, 2009   April 30, 2016
   Class R6 Shares                          Contractual     0.00%   September 24, 2012  April 30, 2016
   Class RX Shares                          Contractual     0.50%   February 12, 2010   April 30, 2016
   Class Y Shares                           Contractual     0.00%    November 4, 2009   April 30, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2016
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2016
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2016
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2016
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2016
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2016
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2016
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2016
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2016
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                                   CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                               ------------ --------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                                  Contractual         0.25%             May 1, 2012     April 30, 2016
   Class B Shares                                  Contractual         1.00%             May 1, 2012     April 30, 2016
   Class C Shares                                  Contractual         1.00%             May 1, 2012     April 30, 2016
   Class R Shares                                  Contractual         0.50%             May 1, 2012     April 30, 2016
   Class R5 Shares                                 Contractual         0.00%             May 1, 2012     April 30, 2016
   Class Y Shares                                  Contractual         0.00%             May 1, 2012     April 30, 2016

Invesco International Allocation Fund
   Class A Shares                                  Contractual         2.25%             May 1, 2012     June 30, 2015
   Class B Shares                                  Contractual         3.00%             May 1, 2012     June 30, 2015
   Class C Shares                                  Contractual         3.00%             May 1, 2012     June 30, 2015
   Class R Shares                                  Contractual         2.50%             May 1, 2012     June 30, 2015
   Class R5 Shares                                 Contractual         2.00%             May 1, 2012     June 30, 2015
   Class Y Shares                                  Contractual         2.00%             May 1, 2012     June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2009    June 30, 2015
   Class B Shares                                  Contractual         2.75%             July 1, 2009    June 30, 2015
   Class C Shares                                  Contractual         2.75%             July 1, 2009    June 30, 2015
   Class R Shares                                  Contractual         2.25%             July 1, 2009    June 30, 2015
   Class R5 Shares                                 Contractual         1.75%             July 1, 2009    June 30, 2015
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012 June 30, 2015
   Class Y Shares                                  Contractual         1.75%             July 1, 2009    June 30, 2015

Invesco Moderate Allocation Fund
   Class A Shares                                  Contractual         1.50%             July 1, 2012    June 30, 2015
   Class B Shares                                  Contractual         2.25%             July 1, 2012    June 30, 2015
   Class C Shares                                  Contractual         2.25%             July 1, 2012    June 30, 2015
   Class R Shares                                  Contractual         1.75%             July 1, 2012    June 30, 2015
   Class R5 Shares                                 Contractual         1.25%             July 1, 2012    June 30, 2015
   Class S Shares                                  Contractual         1.40%             July 1, 2012    June 30, 2015
   Class Y Shares                                  Contractual         1.25%             July 1, 2012    June 30, 2015

Invesco Multi-Asset Inflation Fund Class A Shares  Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2016
   Class C Shares                                  Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2016
   Class R Shares                                  Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2016
   Class R5 Shares                                 Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
   Class R6 Shares                                 Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
   Class Y Shares                                  Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016

Invesco Small Cap Growth Fund
   Class A Shares                                  Contractual         2.00%             July 1, 2009    June 30, 2015
   Class B Shares                                  Contractual         2.75%             July 1, 2009    June 30, 2015
   Class C Shares                                  Contractual         2.75%             July 1, 2009    June 30, 2015
   Class R Shares                                  Contractual         2.25%             July 1, 2009    June 30, 2015
   Class R5 Shares                                 Contractual         1.75%             July 1, 2009    June 30, 2015
   Class R6 Shares                                 Contractual         1.75%          September 24, 2012 June 30, 2015
   Class Y Shares                                  Contractual         1.75%             July 1, 2009    June 30, 2015
   Investor Class Shares                           Contractual         2.00%             July 1, 2009    June 30, 2015

Invesco U.S. Mortgage Fund
   Class A Shares                                  Contractual         1.50%             July 1, 2012    June 30, 2015
   Class B Shares                                  Contractual         2.25%             July 1, 2012    June 30, 2015
   Class C Shares                                  Contractual         2.25%             July 1, 2012    June 30, 2015
   Class R5 Shares                                 Contractual         1.25%             July 1, 2012    June 30, 2015
   Class Y Shares                                  Contractual         1.25%             July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ----------  ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual    2.25%        July 1, 2009      June 30, 2015
   Class B Shares                           Contractual    3.00%        July 1, 2009      June 30, 2015
   Class C Shares                           Contractual    3.00%        July 1, 2009      June 30, 2015
   Class Y Shares                           Contractual    2.00%        July 1, 2009      June 30, 2015

Invesco European Growth Fund
   Class A Shares                           Contractual    2.25%        July 1, 2009      June 30, 2015
   Class B Shares                           Contractual    3.00%        July 1, 2009      June 30. 2015
   Class C Shares                           Contractual    3.00%        July 1, 2009      June 30, 2015
   Class R Shares                           Contractual    2.50%        July 1, 2009      June 30, 2015
   Class Y Shares                           Contractual    2.00%        July 1, 2009      June 30, 2015
   Investor Class Shares                    Contractual    2.25%        July 1, 2009      June 30, 2015

Invesco Global Growth Fund
   Class A Shares                           Contractual    2.25%      January 1, 2013     June 30, 2015
   Class B Shares                           Contractual    3.00%      January 1, 2013     June 30. 2015
   Class C Shares                           Contractual    3.00%      January 1, 2013     June 30, 2015
   Class R5 Shares                          Contractual    2.00%      January 1, 2013     June 30, 2015
   Class R6 Shares                          Contractual    2.00%      January 1, 2013     June 30, 2015
   Class Y Shares                           Contractual    2.00%      January 1, 2013     June 30, 2015

Invesco Global Opportunities Fund
   Class A Shares                           Contractual    1.36%       August 1, 2012   February 29, 2016
   Class C Shares                           Contractual    2.11%       August 1, 2012   February 29, 2016
   Class R Shares                           Contractual    1.61%       August 1, 2012   February 29, 2016
   Class R5 Shares                          Contractual    1.11%       August 1, 2012   February 29, 2016
   Class R6 Shares                          Contractual    1.11%     September 24, 2012 February 29, 2016
   Class Y Shares                           Contractual    1.11%       August 1, 2012   February 29, 2016

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual    2.25%        July 1, 2009      June 30. 2015
   Class B Shares                           Contractual    3.00%        July 1, 2009      June 30, 2015
   Class C Shares                           Contractual    3.00%        July 1, 2009      June 30, 2015
   Class R5 Shares                          Contractual    2.00%        July 1, 2009      June 30, 2015
   Class Y Shares                           Contractual    2.00%        July 1, 2009      June 30, 2015

Invesco International Core Equity Fund
   Class A Shares                           Contractual    2.25%        July 1, 2009      June 30. 2015
   Class B Shares                           Contractual    3.00%        July 1, 2009      June 30, 2015
   Class C Shares                           Contractual    3.00%        July 1, 2009      June 30, 2015
   Class R Shares                           Contractual    2.50%        July 1, 2009      June 30, 2015
   Class R5 Shares                          Contractual    2.00%        July 1, 2009      June 30, 2015
   Class R6 Shares                          Contractual    2.00%     September 24, 2012   June 30, 2015
   Class Y Shares                           Contractual    2.00%        July 1, 2009      June 30, 2015
   Investor Class Shares                    Contractual    2.25%        July 1, 2009      June 30, 2015

Invesco International Growth Fund
   Class A Shares                           Contractual    2.25%        July 1, 2013      June 30, 2015
   Class B Shares                           Contractual    3.00%        July 1, 2013      June 30, 2015
   Class C Shares                           Contractual    3.00%        July 1, 2013      June 30, 2015
   Class R Shares                           Contractual    2.50%        July 1, 2013      June 30, 2015
   Class R5 Shares                          Contractual    2.00%        July 1, 2013      June 30, 2015
   Class R6 Shares                          Contractual    2.00%        July 1, 2013      June 30, 2015
   Class Y Shares                           Contractual    2.00%        July 1, 2013      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                               ------------ ----------  ------------------ -----------------
Invesco Select Opportunities Fund
   Class A Shares                  Contractual    1.51%       August 1, 2012   February 29, 2016
   Class C Shares                  Contractual    2.26%       August 1, 2012   February 29, 2016
   Class R Shares                  Contractual    1.76%       August 1, 2012   February 29, 2016
   Class R5 Shares                 Contractual    1.26%       August 1, 2012   February 29, 2016
   Class R6 Shares                 Contractual    1.26%     September 24, 2012 February 29, 2016
   Class Y Shares                  Contractual    1.26%       August 1, 2012   February 29, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                              ------------ ----------  ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual    1.62%     December 17, 2013  February 29, 2016
   Class C Shares                                 Contractual    2.37%     December 17, 2013  February 29, 2016
   Class R Shares                                 Contractual    1.87%     December 17, 2013  February 29, 2016
   Class R5 Shares                                Contractual    1.37%     December 17, 2013  February 29, 2016
   Class R6 Shares                                Contractual    1.37%     December 17, 2013  February 29, 2016
   Class Y Shares                                 Contractual    1.37%     December 17, 2013  February 29, 2016

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual    2.00%        July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual    2.75%        July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual    2.75%        July 1, 2012      June 30, 2015
   Class R Shares                                 Contractual    2.25%        July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual    1.75%        July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual    1.75%     September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual    1.75%        July 1, 2012      June 30, 2015

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual    2.00%        July 1, 2014      June 30. 2015
   Class B Shares                                 Contractual    2.75%        July 1, 2014      June 30, 2015
   Class C Shares                                 Contractual    2.75%        July 1, 2014      June 30, 2015
   Class R Shares                                 Contractual    2.25%        July 1, 2014      June 30, 2015
   Class R5 Shares                                Contractual    1.75%        July 1, 2014      June 30, 2015
   Class R6 Shares                                Contractual    1.75%        July 1, 2014      June 30, 2015
   Class Y Shares                                 Contractual    1.75%        July 1, 2014      June 30, 2015

Invesco China Fund
   Class A Shares                                 Contractual    2.25%        July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual    3.00%        July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual    3.00%        July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual    2.00%        July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual    2.00%        July 1, 2009      June 30, 2015

Invesco Developing Markets Fund
   Class A Shares                                 Contractual    2.25%        July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual    3.00%        July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual    3.00%        July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual    2.00%        July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual    2.00%     September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual    2.00%        July 1, 2012      June 30, 2015

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual    1.85%        May 11, 2011    February 29, 2016
   Class C Shares                                 Contractual    2.60%        May 11, 2011    February 29, 2016
   Class R Shares                                 Contractual    2.10%        May 11, 2011    February 29, 2016
   Class R5 Shares                                Contractual    1.60%        May 11, 2011    February 29, 2016
   Class R6 Shares                                Contractual    1.60%     September 24, 2012 February 29, 2016
   Class Y Shares                                 Contractual    1.60%        May 11, 2011    February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                                  CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                              ------------ --------------------- ------------------ -----------------
Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual         1.24%            June 14, 2010    February 29, 2016
   Class B Shares                                 Contractual         1.99%            June 14, 2010    February 29, 2016
   Class C Shares                                 Contractual         1.99%            June 14, 2010    February 29, 2016
   Class R Shares                                 Contractual         1.49%            June 14, 2010    February 29, 2016
   Class Y Shares                                 Contractual         0.99%            June 14, 2010    February 29, 2016
   Class R5 Shares                                Contractual         0.99%            June 14, 2010    February 29, 2016
   Class R6 Shares                                Contractual         0.99%          September 24, 2012 February 29, 2016

Invesco Endeavor Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2009      June 30. 2015
   Class B Shares                                 Contractual         2.75%             July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual         2.75%             July 1, 2009      June 30, 2015
   Class R Shares                                 Contractual         2.25%             July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual         1.75%             July 1, 2009      June 30, 2015
   Class R6 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual         1.75%             July 1, 2009      June 30, 2015

Invesco Global Health Care Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2015
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2015
   Investor Class Shares                          Contractual         2.00%             July 1, 2012      June 30, 2015

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual         1.40%             May 2, 2014     February 29, 2016
   Class C Shares                                 Contractual         2.15%             May 2, 2014     February 29, 2016
   Class R Shares                                 Contractual         1.65%             May 2, 2014     February 29, 2016
   Class Y Shares                                 Contractual         1.15%             May 2, 2014     February 29, 2016
   Class R5 Shares                                Contractual         1.15%             May 2, 2014     February 29, 2016
   Class R6 Shares                                Contractual         1.15%             May 2, 2014     February 29, 2016

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                                 Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                                 Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                                Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                                Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                                 Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Market Neutral Fund
   Class A Shares                                 Contractual         1.62%          December 17, 2013  February 29, 2016
   Class C Shares                                 Contractual         2.37%          December 17, 2013  February 29, 2016
   Class R Shares                                 Contractual         1.87%          December 17, 2013  February 29, 2016
   Class R5 Shares                                Contractual         1.37%          December 17, 2013  February 29, 2016
   Class R6 Shares                                Contractual         1.37%          December 17, 2013  February 29, 2016
   Class Y Shares                                 Contractual         1.37%          December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
   Class A Shares                                 Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                                 Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                                 Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                                Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                                Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                                 Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                          ------------ ----------  ------------------ -----------------
Invesco International Total Return Fund
   Class A Shares                             Contractual    1.10%       March 31, 2006   February 29, 2016
   Class B Shares                             Contractual    1.85%       March 31, 2006   February 29, 2016
   Class C Shares                             Contractual    1.85%       March 31, 2006   February 29, 2016
   Class R5 Shares                            Contractual    0.85%      October 3, 2008   February 29, 2016
   Class R6 Shares                            Contractual    0.85%     September 24, 2012 February 29, 2016
   Class Y Shares                             Contractual    0.85%       March 31, 2006   February 29, 2016

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual    1.87%     December 17, 2013  February 29, 2016
   Class C Shares                             Contractual    2.62%     December 17, 2013  February 29, 2016
   Class R Shares                             Contractual    2.12%     December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual    1.62%     December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual    1.62%     December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual    1.62%     December 17, 2013  February 29, 2016

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual    1.72%     December 17, 2013  February 29, 2016
   Class C Shares                             Contractual    2.47%     December 17, 2013  February 29, 2016
   Class R Shares                             Contractual    1.97%     December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual    1.47%     December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual    1.47%     December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual    1.47%     December 17, 2013  February 29, 2016

Invesco MLP Fund
   Class A Shares                             Contractual    1.50%      August 29, 2014   February 29, 2016
   Class C Shares                             Contractual    2.25%      August 29, 2014   February 29, 2016
   Class R Shares                             Contractual    1.75%      August 29, 2014   February 29, 2016
   Class R5 Shares                            Contractual    1.25%      August 29, 2014   February 29, 2016
   Class R6 Shares                            Contractual    1.25%      August 29, 2014   February 29, 2016
   Class Y Shares                             Contractual    1.25%      August 29, 2014   February 29, 2016

Invesco Macro International Equity Fund
   Class A Shares                             Contractual    1.43%     December 17, 2013  February 29, 2016
   Class C Shares                             Contractual    2.18%     December 17, 2013  February 29, 2016
   Class R Shares                             Contractual    1.68%     December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual    1.18%     December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual    1.18%     December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual    1.18%     December 17, 2013  February 29, 2016

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual    1.87%     December 17, 2013  February 29, 2016
   Class C Shares                             Contractual    2.62%     December 17, 2013  February 29, 2016
   Class R Shares                             Contractual    2.12%     December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual    1.62%     December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual    1.62%     December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual    1.62%     December 17, 2013  February 29, 2016

Invesco Pacific Growth Fund
   Class A Shares                             Contractual    2.25%        July 1, 2012      June 30. 2015
   Class B Shares                             Contractual    3.00%        July 1, 2012      June 30, 2015
   Class C Shares                             Contractual    3.00%        July 1, 2012      June 30, 2015
   Class R Shares                             Contractual    2.50%        July 1, 2012      June 30, 2015
   Class R5 Shares                            Contractual    2.00%        July 1, 2012      June 30, 2015
   Class Y Shares                             Contractual    2.00%        July 1, 2012      June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                 CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                             ------------ --------------------- ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares                Contractual         0.89%          December 13, 2011  February 28, 2015
   Class C Shares                Contractual         1.64%          December 13, 2011  February 28, 2015
   Class R Shares                Contractual         1.14%          December 13, 2011  February 28, 2015
   Class R5 Shares               Contractual         0.64%          December 13, 2011  February 28, 2015
   Class R6 Shares               Contractual         0.64%          September 24, 2012 February 28, 2015
   Class Y Shares                Contractual         0.64%          December 13, 2011  February 28, 2015

Invesco Premium Income Fund
   Class A Shares                Contractual         1.05%            March 1, 2015    February 29, 2016
   Class C Shares                Contractual         1.80%            March 1, 2015    February 29, 2016
   Class R Shares                Contractual         1.30%            March 1, 2015    February 29, 2016
   Class R5 Shares               Contractual         0.80%            March 1, 2015    February 29, 2016
   Class R6 Shares               Contractual         0.80%            March 1, 2015    February 29, 2016
   Class Y Shares                Contractual         0.80%            March 1, 2015    February 29, 2016

Invesco Select Companies Fund
   Class A Shares                Contractual         2.00%             July 1, 2009      June 30. 2015
   Class B Shares                Contractual         2.75%             July 1, 2009      June 30, 2015
   Class C Shares                Contractual         2.75%             July 1, 2009      June 30, 2015
   Class R Shares                Contractual         2.25%             July 1, 2009      June 30, 2015
   Class R5 Shares               Contractual         1.75%             July 1, 2009      June 30, 2015
   Class Y Shares                Contractual         1.75%             July 1, 2009      June 30, 2015

Invesco Strategic Income Fund
   Class A Shares                Contractual  0.85% less net AFFE*     May 2, 2014     February 29, 2016
   Class C Shares                Contractual  1.60% less net AFFE*     May 2, 2014     February 29, 2016
   Class R Shares                Contractual  1.10% less net AFFE*     May 2, 2014     February 29, 2016
   Class Y Shares                Contractual  0.60% less net AFFE*     May 2, 2014     February 29, 2016
   Class R5 Shares               Contractual  0.60% less net AFFE*     May 2, 2014     February 29, 2016
   Class R6 Shares               Contractual  0.60% less net AFFE*     May 2, 2014     February 29, 2016

Invesco Unconstrained Bond Fund
   Class A Shares                Contractual  1.04% less net AFFE*   October 14, 2014  February 29, 2016
   Class C Shares                Contractual  1.79% less net AFFE*   October 14, 2014  February 29, 2016
   Class R Shares                Contractual  1.29% less net AFFE*   October 14, 2014  February 29, 2016
   Class Y Shares                Contractual  0.79% less net AFFE*   October 14, 2014  February 29, 2016
   Class R5 Shares               Contractual  0.79% less net AFFE*   October 14, 2014  February 29, 2016
   Class R6 Shares               Contractual  0.79% less net AFFE*   October 14, 2014  February 29, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                    ------------ ----------  ------------------ -------------
Invesco High Yield Fund
   Class A Shares                       Contractual      1.50%      July 1, 2013    June 30, 2015
   Class B Shares                       Contractual      2.25%      July 1, 2013    June 30, 2015
   Class C Shares                       Contractual      2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                      Contractual      1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares                      Contractual      1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                       Contractual      1.25%      July 1, 2013    June 30, 2015
   Investor Class Shares                Contractual      1.50%      July 1, 2013    June 30, 2015

Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual      1.50%      July 1, 2012    June 30, 2015
   Class A2 Shares                      Contractual      1.40%      July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual      1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual      1.25%      July 1, 2012    June 30, 2015

Invesco Real Estate Fund
   Class A Shares                       Contractual      2.00%      July 1, 2012    June 30, 2015
   Class B Shares                       Contractual      2.75%      July 1, 2012    June 30, 2015
   Class C Shares                       Contractual      2.75%      July 1, 2012    June 30, 2015
   Class R Shares                       Contractual      2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual      1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                      Contractual      1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                       Contractual      1.75%      July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual      2.00%      July 1, 2012    June 30, 2015

Invesco Short Term Bond Fund
   Class A Shares                       Contractual      1.40%      July 1, 2013    June 30, 2015
   Class C Shares                       Contractual     1.75%/2/    July 1, 2013    June 30, 2015
   Class R Shares                       Contractual      1.75%      July 1, 2013    June 30, 2015
   Class R5 Shares                      Contractual      1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares                      Contractual      1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                       Contractual      1.25%      July 1, 2013    June 30, 2015

Invesco U.S. Government Fund
   Class A Shares                       Contractual      1.50%      July 1, 2012    June 30, 2015
   Class B Shares                       Contractual      2.25%      July 1, 2012    June 30, 2015
   Class C Shares                       Contractual      2.25%      July 1, 2012    June 30, 2015
   Class R Shares                       Contractual      1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual      1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual      1.25%      July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual      1.50%      July 1, 2012    June 30, 2015

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                             CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                         ------------ ----------  ------------------ -------------
Invesco American Value Fund
   Class A Shares            Contractual    2.00%        July 1, 2013    June 30, 2015
   Class B Shares            Contractual    2.75%        July 1, 2013    June 30, 2015
   Class C Shares            Contractual    2.75%        July 1, 2013    June 30, 2015
   Class R Shares            Contractual    2.25%        July 1, 2013    June 30, 2015
   Class R5 Shares           Contractual    1.75%        July 1, 2013    June 30, 2015
   Class R6 Shares           Contractual    1.75%        July 1, 2013    June 30, 2015
   Class Y Shares            Contractual    1.75%        July 1, 2013    June 30, 2015

Invesco Comstock Fund
   Class A Shares            Contractual    2.00%        July 1, 2012    June 30, 2015
   Class B Shares            Contractual    2.75%        July 1, 2012    June 30, 2015
   Class C Shares            Contractual    2.75%        July 1, 2012    June 30, 2015
   Class R Shares            Contractual    2.25%        July 1, 2012    June 30, 2015
   Class R5 Shares           Contractual    1.75%        July 1, 2012    June 30, 2015
   Class R6 Shares           Contractual    1.75%     September 24, 2012 June 30, 2015
   Class Y Shares            Contractual    1.75%        July 1, 2012    June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014

                                     CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                 ------------ ----------  ----------------- ---------------
Invesco Energy Fund
   Class A Shares                    Contractual    2.00%       July 1, 2009     June 30, 2015
   Class B Shares                    Contractual    2.75%       July 1, 2009     June 30, 2015
   Class C Shares                    Contractual    2.75%       July 1, 2009     June 30, 2015
   Class R5 Shares                   Contractual    1.75%       July 1, 2009     June 30, 2015
   Class Y Shares                    Contractual    1.75%       July 1, 2009     June 30, 2015
   Investor Class Shares             Contractual    2.00%       July 1, 2009     June 30, 2015

Invesco Dividend Income Fund
   Class A Shares                    Contractual    1.14%     September 1, 2014 August 31, 2015
   Class B Shares                    Contractual    1.89%     September 1, 2014 August 31, 2015
   Class C Shares                    Contractual    1.89%     September 1, 2014 August 31, 2015
   Class R5 Shares                   Contractual    0.89%     September 1, 2014 August 31, 2015
   Class R6 Shares                   Contractual    0.89%     September 1, 2014 August 31, 2015
   Class Y Shares                    Contractual    0.89%     September 1, 2014 August 31, 2015
   Investor Class Shares             Contractual    1.14%     September 1, 2014 August 31, 2015

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual    2.00%       July 1, 2009     June 30, 2015
   Class B Shares                    Contractual    2.75%       July 1, 2009     June 30, 2015
   Class C Shares                    Contractual    2.75%       July 1, 2009     June 30, 2015
   Class Y Shares                    Contractual    1.75%       July 1, 2009     June 30, 2015
   Investor Class Shares             Contractual    2.00%       July 1, 2009     June 30, 2015

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual    1.15%       July 15, 2013    July 31, 2015
   Class B Shares                    Contractual    1.90%       July 15, 2013    July 31, 2015
   Class C Shares                    Contractual    1.90%       July 15, 2013    July 31, 2015
   Class R Shares                    Contractual    1.40%       July 15, 2013    July 31, 2015
   Class R5 Shares                   Contractual    0.90%       July 15, 2013    July 31, 2015
   Class R6 Shares                   Contractual    0.90%       July 15, 2013    July 31, 2015
   Class Y Shares                    Contractual    0.90%       July 15, 2013    July 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                    Contractual    2.00%       July 1, 2012     June 30, 2015
   Class B Shares                    Contractual    2.75%       July 1, 2012     June 30, 2015
   Class C Shares                    Contractual    2.75%       July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual    1.75%       July 1, 2012     June 30, 2015

Invesco Technology Fund
   Class A Shares                    Contractual    2.00%       July 1, 2012     June 30, 2015
   Class B Shares                    Contractual    2.75%       July 1, 2012     June 30, 2015
   Class C Shares                    Contractual    2.75%       July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual    1.75%       July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual    1.75%       July 1, 2012     June 30, 2015
   Investor Class Shares             Contractual    2.00%       July 1, 2012     June 30, 2015

Invesco Technology Sector Fund
   Class A Shares                    Contractual    2.00%     February 12, 2010  June 30, 2015
   Class B Shares                    Contractual    2.75%     February 12, 2010  June 30, 2015
   Class C Shares                    Contractual    2.75%     February 12, 2010  June 30, 2015
   Class Y Shares                    Contractual    1.75%     February 12, 2010  June 30, 2015

Invesco Value Opportunities Fund
   Class A Shares                    Contractual    2.00%       July 1, 2012     June 30, 2015
   Class B Shares                    Contractual    2.75%       July 1, 2012     June 30, 2015
   Class C Shares                    Contractual    2.75%       July 1, 2012     June 30, 2015
   Class R Shares                    Contractual    2.25%       July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual    1.75%       July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual    1.75%       July 1, 2012     June 30, 2015

See page 16 for footnotes to Exhibit A.

                                                         as of December 3, 2014


                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2015

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2015
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2015
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2015
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2015

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2015
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2015
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2015
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2015

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2015

Invesco Tax-Free Intermediate Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2015
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2015
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2015

                           INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                              ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class            Contractual     0.28%     July 1, 2014    December 31, 2015

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/       EXPENSE           EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY        LIMITATION           CURRENT LIMIT         DATE
----                                              ------------ ----------              ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15% less net AFFE* January 16, 2013  February 29, 2016

*ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                                         as of December 3, 2014

/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                         as of December 3, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.34%      July 1, 2009    December 31, 2015

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.28%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.25%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2015

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2015
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2015
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2015
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2015
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2015
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2015
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2015

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of December 3, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                           ------------ -------------------  ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%           July 1, 2014    June 30, 2015
   Series II Shares                            Contractual         2.25%           July 1, 2014    June 30, 2015

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2015

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2016
   Series II Shares                            Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2016

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%           May 1, 2013     April 30, 2016
   Series II Shares                            Contractual         1.03%           May 1, 2013     April 30, 2016

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual         0.75%           July 1, 2005    April 30, 2016
   Series II Shares                            Contractual         1.00%           July 1, 2005    April 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2015

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         1.75%           July 1, 2012    June 30, 2015

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%           July 1, 2012    June 30, 2015
   Series II Shares                            Contractual         2.50%           July 1, 2012    June 30, 2015

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%           May 1. 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%           May 1. 2013     June 30, 2015
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of December 3, 2014


                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1. 2013     April 30, 2016
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2016

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2015

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                      Contractual     1.28%    April 30, 2014   April 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     2.00%     May 1, 2015     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2015     June 30, 2015

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Technology Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                         as of December 3, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ----------------- --------------
Invesco California Value Municipal Income Trust   Voluntary     0.52%     August 27, 2012       N/A

                         INVESCO HIGH INCOME TRUST II

                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                          ------------ ---------- ----------------- -----------------
Invesco High Income Trust II   Voluntary     1.10%     August 27, 2012  December 31, 2014

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco Municipal Income Opportunities Trust   Voluntary     0.67%     August 27, 2012  December 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- --------------
Invesco Quality Municipal Income Trust   Voluntary     0.50%    October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                                    ------------ ---------- ----------------- ----------
Invesco Trust for Investment Grade New York Municipals   Voluntary     0.69%     August 27, 2012     N/A

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                  ------------ ---------- ----------------- -----------------
Invesco Value Municipal Income Trust   Voluntary     0.46%    October 15, 2012  December 31, 2014
Invesco Value Municipal Income Trust   Voluntary     0.70%    January 1, 2015          N/A

                                                               Sub-Item 77Q1(e)


                          EIGHTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Eighth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
               --------------------------

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                    EFFECTIVE DATE   COMMITTED UNTIL*
 ---------                                   ----------------- ----------------
 Invesco American Franchise Fund             February 12, 2010
 Invesco California Tax-Free Income Fund     February 12, 2010
 Invesco Core Plus Bond Fund                   June 2, 2009
 Invesco Equally-Weighted S&P 500 Fund       February 12, 2010
 Invesco Equity and Income Fund              February 12, 2010
 Invesco Floating Rate Fund                   April 14, 2006
 Invesco Global Real Estate Income Fund        March 9, 2007
 Invesco Growth and Income Fund              February 12, 2010
 Invesco Low Volatility Equity Yield Fund     March 31, 2006
 Invesco Pennsylvania Tax Free Income Fund   February 12, 2010
 Invesco S&P 500 Index Fund                  February 12, 2010
 Invesco Small Cap Discovery Fund            February 12, 2010
 Invesco Strategic Real Return Fund           April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

 PORTFOLIO                                    EFFECTIVE DATE   COMMITTED UNTIL*
 ---------                                   ----------------- ----------------
 Invesco Charter Fund                          June 21, 2000
 Invesco Diversified Dividend Fund           December 28, 2001
 Invesco Summit Fund                           July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL*
----                                           ----------------- ----------------
Invesco European Small Company Fund             August 30, 2000
Invesco Global Core Equity Fund                December 27, 2000
Invesco International Small Company Fund        August 30, 2000
Invesco Small Cap Equity Fund                   August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                       ------------------ ----------------
 Invesco Convertible Securities Fund        February 12, 2010
 Invesco Global Low Volatility Equity
   Yield Fund                               September 1, 2001
 Invesco Mid Cap Core Equity Fund           September 1, 2001
 Invesco Small Cap Growth Fund              September 11, 2000
 Invesco U.S. Mortgage Fund                 February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                        ----------------- ----------------
 Invesco Asia Pacific Growth Fund              June 21, 2000
 Invesco European Growth Fund                  June 21, 2000
 Invesco Global Growth Fund                    June 21, 2000
 Invesco Global Opportunities Fund            August 1, 2012
 Invesco Global Small & Mid Cap Growth Fund    June 21, 2000
 Invesco International Core Equity Fund      November 25, 2003
 Invesco International Growth Fund             June 21, 2000
 Invesco Select Opportunities Fund            August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL*
----                                          ------------------ ----------------
Invesco All Cap Market Neutral Fund           December 17, 2013
Invesco Balanced-Risk Allocation Fund            May 29, 2009
Invesco Balanced-Risk Commodities Strategy
  Fund                                        November 29, 2010
Invesco China Fund                              March 31, 2006
Invesco Developing Markets Fund               September 1, 2001
Invesco Emerging Market Local Currency Debt
  Fund                                          June 14, 2010
Invesco Emerging Markets Equity Fund             May 11, 2011
Invesco Endeavor Fund                          November 4, 2003
Invesco Global Health Care Fund               September 1, 2001
Invesco Global Infrastructure Fund               May 2, 2014
Invesco Global Market Neutral Fund            December 17, 2013
Invesco Global Markets Strategy Fund          September 26, 2012
Invesco Global Targeted Returns Fund          December 17, 2013
Invesco International Total Return Fund         March 31, 2006
Invesco Long/Short Equity Fund                December 17, 2013
Invesco Low Volatility Emerging Markets Fund  December 17, 2013
Invesco MLP Fund                                April 30, 2014
Invesco Macro International Equity Fund       December 17, 2013
Invesco Macro Long/Short Fund                 December 17, 2013
Invesco Pacific Growth Fund                   February 12, 2010
Invesco Premium Income Fund                   December 13, 2011
Invesco Select Companies Fund                  November 4, 2003
Invesco Strategic Income Fund                    May 2, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                       ------------------ ----------------
 Invesco Corporate Bond Fund                February 12, 2010
 Invesco Global Real Estate Fund              April 29, 2005
 Invesco High Yield Fund                       June 1, 2000
 Invesco Limited Maturity Treasury Fund        June 1, 2000
 Invesco Money Market Fund                     June 1, 2000
 Invesco Real Estate Fund                   September 11, 2000
 Invesco Short Term Bond Fund                August 29, 2002
 Invesco U.S. Government Fund                  June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL*
----                                           ----------------- ----------------
Invesco American Value Fund                    February 12, 2010
Invesco Comstock Fund                          February 12, 2010
Invesco Dividend Income Fund                   November 25, 2003
Invesco Energy Fund                            November 25, 2003
Invesco Gold & Precious Metals Fund            November 25, 2003
Invesco Mid Cap Growth Fund                    February 12, 2010
Invesco Small Cap Value Fund                   February 12, 2010
Invesco Technology Fund                        November 25, 2003
Invesco Technology Sector Fund                 February 12, 2010
Invesco Value Opportunities Fund               February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                        ----------------- ----------------
 Invesco High Yield Municipal Fund           February 12, 2010
 Invesco Intermediate Term Municipal Income
   Fund                                      February 12, 2010
 Invesco Municipal Income Fund               February 12, 2010
 Invesco New York Tax Free Income Fund       February 12, 2010
 Invesco Tax-Exempt Cash Fund                  June 1, 2000
 Invesco Tax-Free Intermediate Fund            June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                        ----------------- ----------------
 Premier Portfolio                           November 25, 2003
 Premier Tax-Exempt Portfolio                November 25, 2003
 Premier U.S. Government Money Portfolio     November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                        ----------------- ----------------
 Invesco V.I. American Franchise Fund        February 12, 2010
 Invesco V.I. American Value Fund            February 12, 2010
 Invesco V.I. Balanced-Risk Allocation Fund     May 1, 2000
 Invesco V.I. Comstock Fund                  February 12, 2010
 Invesco V.I. Core Equity Fund                  May 1, 2000
 Invesco V.I. Diversified Dividend Fund      February 9, 2010
 Invesco V.I. Diversified Income Fund           May 1, 2000
 Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010
 Invesco V.I. Equity and Income Fund         February 12, 2010
 Invesco V.I. Global Core Equity Fund        February 10, 2010
 Invesco V.I. Global Health Care Fund         April 30, 2004
 Invesco V.I. Global Real Estate Fund         April 30, 2004
 Invesco V.I. Government Securities Fund        May 1, 2000
 Invesco V.I. Growth and Income Fund         February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund                          May 1, 2000
Invesco V.I. International Growth Fund                May 1, 2000
Invesco V.I. Managed Volatility Fund                 April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund              September 10, 2001
Invesco V.I. Mid Cap Growth Fund                   February 12, 2010
Invesco V.I. Money Market Fund                        May 1, 2000
Invesco V.I. S&P 500 Index Fund                    February 12, 2010
Invesco V.I. Small Cap Equity Fund                 September 1, 2003
Invesco V.I. Technology Fund                         April 30, 2004
Invesco V.I. Value Opportunities Fund              September 10, 2001

                           INVESCO MANAGEMENT TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL*
----                                             -------------- ----------------
Invesco Conservative Income Fund                 June 26, 2014

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL*
----                                           ---------------- ----------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                         January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

 FUND                                           EFFECTIVE DATE COMMITTED UNTIL*
 ----                                           -------------- ----------------
 Government & Agency Portfolio                   June 1, 2000
 Government TaxAdvantage Portfolio               June 1, 2000
 Liquid Assets Portfolio                         June 1, 2000
 STIC Prime Portfolio                            June 1, 2000
 Tax-Free Cash Reserve Portfolio                 June 1, 2000
 Treasury Portfolio                              June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.